Rule 497(e)

1940 Act File No. 811-07685

1933 Act Registration No. 333-07305

MFG FUNDS, INC.

MFG Global Sustainable Fund

Institutional Class Shares (FMSGX)

Service Class Shares (FMSRX)

MFG Core Infrastructure Fund
Institutional Class Shares (FMGIX)
Service Class Shares (FCIVX)

Supplement dated November 26, 2025

to each Prospectus and the Statement of Additional Information,

each dated October 31, 2025

This supplement updates certain information in the Prospectus for each of the MFG Global Sustainable Fund and the MFG Core Infrastructure Fund (the “Funds”), each a series of MFG Funds, Inc. (the “Company”), and in the Funds’ Statement of Additional Information (the “SAI”).

Change in Adviser Name

Effective November 17, 2025, the name of Frontegra Asset Management, Inc., the Funds’ investment adviser (the “Adviser”), has changed to Magellan Investment Partners, North America, Inc. All references to the Adviser’s former name in the Prospectuses and the SAI are hereby replaced with Magellan Investment Partners, North America, Inc., effective as of such date.

New Distribution Agreement

On November 18, 2025, the Board of Directors of the Company approved a new distribution agreement for the Funds to take effect upon the closing of a purchase and sale agreement between Frontegra Strategies, LLC (the current distributor), Frontier North America Holdings, Inc. (the Adviser’s parent company and a subsidiary of Magellan Financial Group) and NexTier Distributors, LLC, an affiliate of NexTier Solutions, Inc. (“NexTier”). Upon the closing of the transaction, the Funds’ distributor will be renamed NexTier Distribution, LLC, and it will become a subsidiary of NexTier. As a result, the Funds’ distributor will no longer be affiliated with the Adviser or the Funds’ sub-adviser, Magellan Investment Partners. NexTier currently provides compliance and financial reporting services to the Funds.

The approval of a new distribution agreement was required because the Funds’ existing distribution agreement is expected to terminate upon the closing of the purchase and sale agreement. All references to Frontegra Strategies, LLC in the Prospectuses and SAI will be replaced with references to NexTier Distribution, LLC as of the closing of the transaction, which is expected to take place in the first quarter of 2026. No changes to the Funds’ fees or expenses, or the services provided by the distributor, are expected as a result of the transaction.

Please retain this Supplement for future reference.